Exhibit 10.1

*** OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

CONFIDENTIAL TREATMENT REQUESTED UNDER 17 C.F.R. SECTION 240.24b-2

AMENDMENT N°4 TO

PRODUCT RESEARCH, DEVELOPMENT,

LICENSE AND COMMERCIALIZATION AGREEMENT

This amendment to the Agreement (hereinafter referred to as the "Amendment") is entered into on November 5, 2013 by and between:

INTERCEPT PHARMACEUTICALS, INC.

a corporation organized and existing under the laws of Delaware, with registered office at 18 Desbrosses Street, New York, NY 10013, USA

(hereinafter referred to as “INTERCEPT”)

On the one hand

AND

LES LABORATOIRES SERVIER

a corporation organized and existing under the laws of France, with registered office at 50 rue Carnot 92284 Suresnes cedex, France

and

INSTITUT DE RECHERCHES SERVIER

a corporation organized and existing under the laws of France, with registered office at 3 rue de la République, 92150 Suresnes, France

(these two entities are jointly referred to as “SERVIER”)

On the other hand.

RECITALS

WHEREAS, INTERCEPT and SERVIER have executed on August 1st, 2011 a product research, development, license and commercialization agreement (hereinafter the “Original Agreement”);

WHEREAS, the initial Research Program Term (as defined in section 2.1 of the Agreement) ended on July 31st, 2012;

WHEREAS, the Parties have extended such Research Program Term until September 30th, 2013 by way of three amendments (the “First Amendment” dated 24th July 2012, the "Second Amendment" dated 15 February 2013 the “Third Amendment” dated August 1st, 2013 and the Original Agreement, as amended by the First, Second and Third Amendments, the “Agreement”);

WHEREAS, the Parties have decided to further extend such Research Program Term for an additional two year period commencing on October 1st, 2013;

NOW, THEREFORE, in consideration of the foregoing premises, SERVIER and INTERCEPT hereby agree as follows:

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Article 1:

Unless otherwise indicated below, this Amendment shall be of effect starting on October 1st, 2013, and the Research Program Term is extended for a two years period starting on October 1st, 2013 (hereinafter the “Extended Term”).

During the Extended Term, INTERCEPT shall conduct the research activities described in Schedule 1 to this Amendment. In terms of manpower, it is intended that INTERCEPT will allocate for the performance of the research activities up to [***] full time equivalent personnel which shall include the work as outlined in the Research Program as amended pursuant to Schedule 1 to this Amendment. SERVIER will reimburse to INTERCEPT at the end of each three month period of service during the Extended Term an amount of EUR [***] per FTE, up to a maximum of EUR [***] for each three month period, provided such costs are duly justified.

INTERCEPT will provide an intermediate report every 6 months and a final report within 30 days after the end of the Extended Term.

Article 2:

Schedule 1 of the Agreement shall, as of the date of this Amendment, be supplemented with Schedule 1 attached to this Amendment.

Article 3:

This Amendment shall be governed by and construed under the laws of Switzerland, without giving effect to the conflict of law principles thereof.

Any and all provisions of the Agreement not modified hereinabove shall remain in full force and effect.

[Remainder of Page Intentionally Left Blank; Signature Page Follows]

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In witness whereof, the Parties have executed this Amendment by their proper officers as of the date first set forth above.

INTERCEPT PHARMACEUTICALS, INC.	LES LABORATOIRES SERVIER

/s/ Mark Pruzanski	/s/ Marie-Christine Larcher

Mark PRUZANSKI	Mrs Marie-Christine LARCHER

President and CEO	Proxy

INSTITUT DE RECHERCHES SERVIER

/s/ Emmanuel Canet

Dr Emmanuel CANET

President R&D

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SCHEDULE 1

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